Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits information subject to the confidentiality request. Omissions are designated as [****]. A complete version of this exhibit has been filed with the Securities and Exchange Commission.

AMENDMENT NUMBER THREE TO GOOGLE SERVICES AGREEMENT

This Amendment Number Three (“Amendment Three”) is entered into as of September 1, 2011 (the “Amendment Three Effective Date”) by and between Google Inc. (“Google”) and Demand Media, Inc. (“Company”), and amends the Google Services Agreement between Google and Company with an effective date of June 1, 2010, as previously amended on August 19, 2010 and February 1, 2011 (the “Agreement”).

Capitalized terms used but not defined in this Amendment Three have the meanings given to such terms in the Agreement. Effective as of the Amendment Three Effective Date, the Agreement is amended as follows:

1. Term. The language under the heading, “TERM” on the first page of the Agreement is deleted and replaced with the following:

TERM: Starting on September 1, 2011 (“Effective Date”) and continuing through August 31, 2014 (inclusive) (“Initial Term”), provided, however, that Company may terminate this Agreement for its convenience upon at least 60 days written notice prior to the end of the two year anniversary of the Effective Date with such termination being effective upon the two year anniversary date of the Effective Date.

2. Exhibit B. Exhibit B of the Agreement is deleted and replaced with the Exhibit B attached to this Amendment Three.

3. AFC Ad Revenue Calculation. The following is added to the Agreement as a new Section 9.2(c):

(c)    Solely for the purpose of determining which AFC Revenue Share Percentage in Exhibit B to apply for a given month, Ad Revenues under the Ad Reservations Service Agreement for that month will be counted towards the total of AFC Ad Revenues for that month. That resulting AFC Revenue Share Percentage will then be applied to actual AFC Net Ad Revenues only, and not to any Ad Revenues, for the purpose of calculating the payment amount under Section 9.2(a) of this Agreement. For example:

IF June AFC Ad Revenues = $[****], and June Ad Revenues = $[****]
THEN

the AFC Revenue Share Percentage for June = [****]% (the percentage applicable to the total of June AFC Ad Revenues and June Ad Revenues, i.e. $[****]), and

the payment due under Section 9.2(a) =
 ([****]) x ([****] x $[****]) = $[****]

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

4. Implementation and Mock-ups. Company will ensure that its implementation of the Services is in compliance with the Agreement, including requirements requiring Ads to be distinguished from Company Content and the manner of such distinction to be approved by Google. Further, Company will ensure that, no later than December 31, 2011, Services will be implemented and maintained in accordance with the additional mockups and specifications added to Exhibit C of the Agreement, as attached hereto.

5. Miscellaneous. This Amendment Three may be executed in multiple counterparts, each of which will be deemed an original and all of which will constitute one and the same instrument. Each person whose signature appears below represents and warrants that he or she has the authority to bind the entity on whose behalf he or she has executed this Amendment Three. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

Agreed:

GOOGLE INC.	Company: DEMAND MEDIA, INC.
By: /s/ Nikesh Arora	By: /s/ Matthew P. Polesetsky
Print Name: Nikesh Arora	Print Name: Matthew P. Polesetsky
Title: President, Global Sales and Business Development Google Inc.	Title: EVP, General Counsel
Date: 2011.08.06 02:19:07 -07'00'	Date: August 5, 2011

EXHIBIT B

AFC Revenue Share Percentage

For Ad Revenues other than from the site [****]:
[****]% if AFC Ad Revenues in a given month are less than or equal to $[****].
[****]% if AFC Ad Revenues in a given month are greater than $[****] but less than or equal to $[****].
[****]% if AFC Ad Revenues in a given month are greater than $[****] but less than or equal to $[****].
[****]% if AFC Ad Revenues in a given month are greater than $[****] but less than or equal to $[****].
[****]% if AFC Ad Revenues in a given month are greater than $[****] but less than or equal to $[****].
[****]% if AFC Ad Revenues in a given month are greater than $[****].

For Ad Revenues from the site [****]:
[****]%

****Confidential material redacted and filed separately with the Securities and Exchange Commission.

EXHIBIT C

Additional Mock-ups for AFC

Image